Exhibit 10.54

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 230.406

FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

THIS FIRST AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT (this “Amendment”) is made and entered into as of February 27, 2015 (“Amendment Date”), by and between CEDARS-SINAI MEDICAL CENTER, a California nonprofit public benefit corporation (“CSMC”), and CAPRICOR, INC., a Delaware corporation (“Licensee”), under the following circumstances:

A.	CSMC and Licensee entered into an Exclusive License Agreement dated May 5, 2014 (the “License Agreement”).

B.	The parties desire to amend the License Agreement as further described herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and in the License Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.          Defined Terms. Terms not otherwise defined herein shall have the meaning ascribed to them in the License Agreement.

2.          Amendments to the License Agreement.

(a)          The following new Section 4.5 is hereby added at the end of Article 4 of the License Agreement:

“4.5           Product Development Milestones. Licensee agrees to pay and shall pay to CSMC the following non-creditable, non-refundable product development milestone payments within sixty (60) days of the first occurrence of a milestone:

Milestone Event	Milestone Payment
Milestone 1: Dosing of first patient in a Phase I clinical trial of a Product		$15,000
Milestone 2: Dosing of first patient in a Phase II clinical trial of a Product	$	[…***…]
Milestone 3: Dosing of first patient in a Phase III clinical trial of a Product	$	[…***…]
Milestone 4: Submission of NDA or BLA to the FDA for a Product	$	[…***…]
Milestone 5: Receipt of U.S. marketing approval of a Product		$75,000

For the avoidance of doubt, Licensee shall be only required to pay each of the milestone payments required by this Section 4.5 one time.”

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(b)          Schedule A (Patent Rights) to the License Agreement is hereby deleted and replaced in its entirety with Revised Schedule A hereto for the purpose of adding certain Future Patent Rights (patent applications 3-6 on Revised Schedule A) to the definition of “Patent Rights”.

(c)          Within thirty (30) days of the Amendment Date, Licensee shall pay to CSMC the following non-refundable amounts:

(i)          An upfront fee in the amount of Twenty Thousand U.S. Dollars ($20,000); and

(ii)         The unreimbursed costs, including attorneys’ fees and filing fees, actually incurred to date by CSMC in the prosecution of patent applications 3-6 on Revised Schedule A, which amounts to a total of $34,219.04 as of the Amendment Date.

3.          Other Provisions. This Amendment is a revision to the License Agreement only, it is not a novation thereof. Except as otherwise provided herein, the terms and conditions of the License Agreement shall remain in full force and effect.

4.          Further Assurances. Each of the parties hereto shall execute such further documents and instruments, and do all such further acts, as may be necessary or required in order to effectuate the intent and accomplish the purposes of this Amendment.

5.          Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Amendment to Exclusive License Agreement as of the day and year first above written.

Dated: February 27, 2015	CAPRICOR, INC.

	By:	/s/ Karen Krasney
Name: Karen Krasney
Title: EVP, General Counsel

Dated: February 27, 2015	CEDARS-SINAI MEDICAL CENTER

	By:	/s/ James D. Laur, Esq.
		Name:	James D. Laur, Esq.
		Title:	Vice President, Legal & Technology Affairs

	By:	/s/ Edward M. Prunchunas
Name: Edward M. Prunchunas
Title: Sr. V.P., Finance, and CFO

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REVISED SCHEDULE A

Patent Rights

1.

[…***…]

2.

[…***…]

3.

[…***…]

4.

[…***…]

5.

[…***…]

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[…***…]

6.

[…***…]

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